------------------------------------------------------------------------------
                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                          reported): March 30, 2005

            CWALT, INC., (as depositor under the Trust Agreement,
                dated as of March 25, 2005, providing for the
                    issuance of the Alternative Loan Trust
                 Resecuritization 2005-12R, Resecuritization
                 Pass-Through Certificates, Series 2005-12R).

                                  CWALT, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)

         Delaware                   333-123167                87-0698307
         --------                   ----------                ----------
   (State or other jurisdiction    (Commission               (IRS Employer
     of incorporation)             File Number)           Identification No.)

4500 Park Granada
Calabasas, California                                               91302
---------------------                                             ---------
(Address of principal                                            (Zip Code)
 executive offices)

Registrant's telephone number, including area code (818) 225-3000
                                                   --------------

------------------------------------------------------------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8   Other Events
---------   ------------

Item 8.01   Other Events.
            ------------

On March 30, 2005, CWALT, Inc. (the "Company") entered into a Trust Agreement dated as of March 25, 2005 (the "Trust Agreement"), by and among the Company, as depositor, Bear, Stearns & Co., Inc., as underlying certificate seller (the "Underlying Certificate Seller") , and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Resecuritization Pass-Through Certificates, Series 2005-12R. The Trust Agreement is annexed hereto as Exhibit 99.1.

Section 9   Financial Statements and Exhibits
---------   ---------------------------------

Item 9.01   Financial Statements and Exhibits.
            ---------------------------------

(a) Financial statements of businesses acquired.
    -------------------------------------------

      Not applicable.

(b) Pro forma financial information.
    -------------------------------

      Not applicable.

(c) Exhibits.
    --------

Exhibit No.   Description
-----------

      99.1 The Trust Agreement dated as of March 25, 2005, by and among the Company, the Underlying Certificate Seller and the Trustee.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CWALT, INC.



                                    By: /s/ Darren Bigby
                                        ---------------------------------
                                        Darren Bigby
                                        Vice President



Dated: June 14, 2005

                                 Exhibit Index
                                 -------------


Exhibit                                                                   Page
-------                                                                   ----

99.1.      Trust Agreement, dated as of
           March 25, 2005, by
           and among, the Company, the Underlying Certificate Seller
           and the Trustee.                                                 6